REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of ALLIED IRISH BANK (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: Director

REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of HSBC BANK USA, NATIONAL ASSOCIATION (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: Director

REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of JPMORGAN CHASE BANK, N.A. (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: Director

REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of JPMORGAN EUROPE LIMITED, (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: Director

REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of SOVEREIGN BANK, N.A. (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: Director

REVOLVING NOTE

January 22, 2007

FOR VALUE RECEIVED, the undersigned (the “Foreign Borrower”) hereby unconditionally promises to pay, on the Revolving Commitment Termination Date (as defined in the Credit Agreement referred to below), to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Lender”) at the office of HSBC Bank USA, National Association located at 125 High Street, 16th Floor, Oliver Street Tower, Boston, MA 02110, in lawful money of the United States of America or such other currency as required by the Credit Agreement and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Foreign Borrower pursuant to Section 2.1 of the Credit Agreement referred to below.

The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Revolving Note is authorized to endorse the date and amount of each Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of December 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among Lionbridge Technologies, Inc., a Delaware corporation (the "Company”), the Material Domestic Subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders (the “Administrative Agent"), and joined by Lionbridge International Finance Limited, as Foreign Borrower, and Lionbridge International and Lionbridge Luxembourg S.A.R.L., as the Additional Foreign Guarantors, pursuant to that certain Amendment and Joinder Agreement dated as of the date hereof, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

LIONBRIDGE INTERNATIONAL FINANCE LIMITED,
a company formed under the laws of Ireland

By: /s/ Joe Walsh
Name: Joe Walsh
Title: DirectorS.NEXT